SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 2, 1999

                           JANUS AMERICAN GROUP, INC.
               (Exact name of Registrant as specified in Charter)

          Delaware                  0-22745                     13-2572712
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(State or Other Jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)               Identification No.)

2300 Corporate Blvd., N.W., Suite 232, Boca Raton, FL           33431-8596
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       (Address of principal executive office)                  (Zip Code)

       Registrant's telephone number including area code: (561) 994-4800
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                                       N/A
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          (Former name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets

      On February 2, 1999, the Company acquired, from affiliates of Messrs. Louis S. Beck and Harry G. Yeaggy, its principal stockholders and Chairman and Vice-Chairman, respectively, the following hotel properties (collectively, the "Acquired Business"):

            (i) Days Inn East A 93 room limited-service hotel located in Cincinnati, Ohio;

            (ii) Holiday Inn Express, Juno A 110 room limited-service hotel located in Juno Beach, Florida;

            (iii) Red Roof, Kings Island A 124 room limited-service hotel located in Mason, Ohio (near the Kings Island amusement park, a popular tourist attraction);

            (iv) Days Inn, Kings Island A 124 room limited-service hotel located in Mason, Ohio (near the Kings Island amusement park, a popular tourist attraction);

            (v) Days Inn, Cambridge A 103 room limited-service hotel located in Cambridge, Ohio;

            (vi) Best Western, Cambridge A 95 room limited-service hotel located in Cambridge, Ohio;

            (vii) Days Inn Pompano A 183 room limited-service hotel located in Pompano Beach, Florida.

      In the case of the Days Inn Pompano, a minority shareholder retained a 25% ownership interest.

      The Company also acquired two management agreements with respect to the properties known as Knights Inn, West Palm Beach, in West Palm Beach, Florida and Days Inn, Inner Harbor, in Baltimore, Maryland.

      The aggregate purchase price was $25,067,246, consisting of the assumption of existing liabilities in the aggregate amount of $16,822,782, a cash payment in the amount of $1,908,267 and the issuance of 6,336.2 shares of the Company's Preferred Stock, Series B, $.01 par value per share. The source of the cash payment was from available working capital. After giving effect to the issuance of the new shares of stock, Messrs. Beck, Yeaggy and affiliate now own 16,788.08 shares of the Preferred Stock, Series B.

      For accounting purposes, the parties agreed that the transaction's effective date would be January 1, 1999.


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

      In connection with the transaction, the Board of Directors of the Company received an opinion from PaineWebber Incorporated that the transaction was fair to the stockholders of the Company from a financial point of view.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Businesses Acquired

            Audited financial statements of the Acquired Business for the years ending December 31, 1996, December 31, 1997, and December 31, 1998 and additional financial information required under Rule 3-14 of Regulation S-X are not included in this report and will be filed by amendment.

      (b) Pro Forma Financial Information

            Pro forma financial information for the Company after giving effect to the acquisition of the Acquired Business is not included in this report and will be filed by amendment.

      (c) Exhibits

      Exhibit No.         Description
      -----------         -----------

      10.8                Form of Amended and Restated Registration Rights
                          Agreement

      10.32 Asset Purchase and Agreement and Plan of Merger by and among Janus American Group, Inc., Beck Hospitality Inc. II, Beck Hospitality Inc. III, Louis S. Beck and Harry Yeaggy dated as of January 1, 1999.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Janus American Group, Inc.
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                                           (Registrant)


Dated: February 17, 1999            By: /s/ James E. Bishop
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                                        Name:  James E. Bishop
                                        Title: President


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